EXHIBIT D.(XXV)

AMENDMENT NUMBER 24 TO
INVESTMENT MANAGEMENT AGREEMENT

Effective November 1, 2008

     Pursuant to the Investment Management Agreement between Hartford Investment Financial Services, LLC (formerly known as Hartford Investment Financial Services Company) (“HIFSCO”) and The Hartford Mutual Funds, Inc. (formerly known as ITT Hartford Mutual Funds, Inc.) dated March 3, 1997, as amended (the “Agreement”), is hereby further amended as follows:

     In Section 7 of the Agreement, the fee schedule for the Portfolios is restated as follows:

Advisers Fund
Net Asset Value	Annual Rate
On first $500 million	0.690%
On next $500 million	0.625%
On next $4 billion	0.575%
On next $5 billion	0.5725%
Over $10 billion	0.570%

Balanced Allocation Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
Over next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Balanced Income Fund
Net Asset Value	Annual Rate
On first $250 million	0.725%
On next $250 million	0.700%
On next $500 million	0.675%
On next $4 billion	0.650%
On next $5 billion	0.6475%
Over $10 billion	0.645%

Capital Appreciation Fund
Net Asset Value	Annual Rate
On first $500 million	0.80%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.6475%
Over $10 billion	0.645%

HMF, Inc.

Capital Appreciation II Fund
Net Asset Value	Annual Rate
On first $250 million	1.00%
On next $250 million	0.95%
On next $500 million	0.90%
On next $4 billion	0.85%
On next $5 billion	0.8475%
Over $10 billion	0.845%

Checks and Balances Fund
Net Asset Value	Annual Rate
-	None

Conservative Allocation Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Disciplined Equity Fund
Net Asset Value	Annual Rate
On first $500 million	0.75%
On next $500 million	0.675%
On next $4 billion	0.625%
On next $5 billion	0.6225%
Over $10 billion	0.62%

Diversified International Fund
Net Asset Value	Annual Rate
On first $500 million	1.00%
On next $500 million	0.95%
Next $4 billion	0.90%
Next $5 billion	0.8975%
Over $10 billion	0.895%

Dividend and Growth Fund
Net Asset Value	Annual Rate
On first $500 million	0.75%
On next $500 million	0.65%
On next $4 billion	0.60%
On next $5 billion	0.5975%
Over $10 billion	0.595%

HMF, Inc.

Equity Growth Allocation Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Equity Income Fund
Net Asset Value	Annual Rate
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.6475%
Over $10 billion	0.645%

Floating Rate Fund
Net Asset Value	Annual Rate
On first $500 million	0.65%
On next $4.5 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

Fundamental Growth Fund
Net Asset Value	Annual Rate
On first $500 million	0.85%
On next $500 million	0.80%
On next $4 billion	0.75%
On next $5 billion	0.7475%
Over $10 billion	0.745%

Global Communications Fund
Net Asset Value	Annual Rate
On first $500 million	0.90%
On next $500 million	0.85%
On next $4 billion	0.80%
On next $5 billion	0.7975%
Over $10 billion	0.795%

Global Enhanced Dividend Fund
Net Asset Value	Annual Rate
On first $500 million	1.00%
On next $500 million	0.95%
On next $4 billion	0.90%
On next $5 billion	0.88%
Over $10 billion	0.87%

HMF, Inc.

Global Equity Fund
Net Asset Value	Annual Rate
On first $500 million	0.95%
On next $500 million	0.90%
On next $4 billion	0.85%
On next $5 billion	0.8475%
Over $10 billion	0.845%

Global Financial Services Fund
Net Asset Value	Annual Rate
On first $500 million	0.90%
On next $500 million	0.85%
On next $4 billion	0.80%
On next $5 billion	0.7975%
Over $10 billion	0.795%

Global Growth Fund
Net Asset Value	Annual Rate
On first $500 million	0.85%
On next $500 million	0.75%
On next $4 billion	0.70%
On next $5 billion	0.6975%
Over $10 billion	0.695%

Global Health Fund
Net Asset Value	Annual Rate
On first $500 million	0.90%
On next $500 million	0.85%
On next $4 billion	0.80%
On next $5 billion	0.7975%
Over $10 billion	0.795%

Global Technology Fund
Net Asset Value	Annual Rate
On first $500 million	0.90%
On next $500 million	0.85%
On next $4 billion	0.80%
On next $5 billion	0.7975%
Over $10 billion	0.795%

Growth Allocation Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

HMF, Inc.

High Yield Fund
Net Asset Value	Annual Rate
On first $500 million	0.70%
On next $500 million	0.65%
On next $4 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

High Yield Municipal Bond Fund
Net Asset Value	Annual Rate
On first $500 million	0.55%
On next $500 million	0.50%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

Income Fund
Net Asset Value	Annual Rate
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

Income Allocation Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Inflation Plus Fund
Net Asset Value	Annual Rate
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

International Growth Fund
Net Asset Value	Annual Rate
On first $500 million	0.90%
On next $500 million	0.85%
On next $4 billion	0.80%
On next $5 billion	0.7975%
Over $10 billion	0.795%

HMF, Inc.

International Opportunities Fund
Net Asset Value	Annual Rate
On first $500 million	0.85%
On next $500 million	0.75%
On next $4 billion	0.70%
On next $5 billion	0.6975%
Over $10 billion	0.695%

International Small Company Fund
Net Asset Value	Annual Rate
On first $500 million	0.90%
On next $500 million	0.85%
On next $4 billion	0.80%
On next $5 billion	0.7975%
Over $10 billion	0.795%

LargeCap Growth Fund
Net Asset Value	Annual Rate
On first $500 million	0.65%
On next $500 million	0.60%
On next $4 billion	0.55%
On next $5 billion	0.53%
Over $10 billion	0.52%

MidCap Fund
Net Asset Value	Annual Rate
On first $500 million	0.85%
On next $500 million	0.75%
On next $4 billion	0.70%
On next $5 billion	0.6975%
Over $10 billion	0.695%

MidCap Growth Fund
Net Asset Value	Annual Rate
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

MidCap Value Fund
Net Asset Value	Annual Rate
On first $500 million	0.80%
On next $500 million	0.725%
On next $4 billion	0.675%
On next $5 billion	0.6725%
Over $10 billion	0.67%

HMF, Inc.

Money Market Fund
Net Asset Value	Annual Rate
On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

Retirement Income Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
Next $4.5 billion	0.10%
Next $5 billion	0.080%
Over $10 billion	0.070%

Select MidCap Value Fund
Net Asset Value	Annual Rate
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

Select SmallCap Value Fund
Net Asset Value	Annual Rate
On first $500 million	1.00%
On next $500 million	0.95%
On next $4 billion	0.90%
On next $5 billion	0.8975%
Over $10 billion	0.895%

Short Duration Fund
Net Asset Value	Annual Rate
On first $500 million	0.45%
On next $4.5 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

Small Company Fund
Net Asset Value	Annual Rate
On first $250 million	0.85%
On next $250 million	0.80%
On next $500 million	0.75%
On next $500 million	0.70%
On next $3.5 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

HMF, Inc.

Stock Fund
Net Asset Value	Annual Rate
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.6475%
Over $10 billion	0.645%

Strategic Income Fund
Net Asset Value	Annual Rate
On first $500 million	0.55%
On next $500 million	0.50%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

Target Retirement 2010 Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Target Retirement 2015 Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Target Retirement 2020 Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Target Retirement 2025 Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

HMF, Inc.

Target Retirement 2030 Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Target Retirement 2035 Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Target Retirement 2040 Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Target Retirement 2045 Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Target Retirement 2050 Fund
Net Asset Value	Annual Rate
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.080%
Over $10 billion	0.070%

Tax-Free California Fund
Net Asset Value	Annual Rate
On first $500 million	0.500%
On next $4.5 billion	0.450%
On next $5 billion	0.430%
Over $10 billion	0.420%

HMF, Inc.

Tax-Free New York Fund
Net Asset Value	Annual Rate
On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

Total Return Bond Fund
Net Asset Value	Annual Rate
On first $500 million	0.55%
On next $500 million	0.525%
On next $4 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

Value Fund
Net Asset Value	Annual Rate
On first $500 million	0.80%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.6475%
Over $10 billion	0.645%

HARTFORD INVESTMENT FINANCIAL		THE HARTFORD MUTUAL FUNDS, INC.
SERVICES, LLC

By:	/s/Robert Arena	By:	/s/Robert Arena
	Robert Arena		Robert Arena
	Manager, Senior Vice President/		Vice President
Business Line Principal

HMF, Inc.